UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

BERGIO INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BERGIO INTERNATIONAL, INC.

12 Daniel Road E.

Fairfield, NJ 07004

(973) 227-3230

NOTICE OF ACTION BY WRITTEN CONSENT OF THE HOLDERS OF THE MAJORITY

VOTING POWER OF THE COMPANY’S COMMON STOCK

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

As detailed in the Form 8-K filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) on July 9, 2021, Bergio International, Inc., a Wyoming corporation (the “Company”) is providing this notice that on July 9, 2021, Berge Abajian, the holder of all 75 shares of Series A Super voting Preferred Stock (the “Majority Shareholder”) as of the close of business on July 9, 2021 (the “Record Date”), which constitute approximately 75% of the voting power of the Company, approved by written consent the 2021 Bergio International, Inc. Stock Incentive Plan (the “Incentive Plan” or the “Plan”) set forth below (in lieu of a meeting of shareholders. On July 9, 2021, the Board of Directors of the Company (the “Board”) unanimously approved the Plan.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Plan will not be effective until 20 days after the date that a copy of this Information Statement is mailed to each of our shareholders.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders who did not execute the written consent of the Plan, in accordance with the requirements of the Securities and Exchange Commission’s rules and regulations and the Wyoming Business Corporation Act. This Information Statement will be mailed on or about July 22, 2022 to all of our shareholders of record as of the close of business on the Record Date.

By Order of the Board of Directors,

/s/ Berge Abajian
Berge Abajian Chief Executive Officer & Chairman of the Board

July 22, 2022

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

July 22, 2022

BERGIO INTERNATIONAL, INC.

12 Daniel Road E

Fairfield, NJ 07004

(973) 227-3230

This Information Statement is distributed by Bergio International, Inc., (the “Company,” “we,” “our” and “us”) to inform our shareholders of actions taken without a meeting by the written consent of Berge Abajian, the holder of all 75 shares of Series A Super voting Preferred Stock (the “Majority Shareholder”) as of the close of business on July 9, 2021 (the “Record Date”), which constitutes 75% of the voting power of the Company (the “Written Consent”).

THE PLAN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE PLAN, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the Commission and is being furnished by the Board to the holders of record as of the Record Date of our outstanding common stock, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Wyoming Business Corporation Act (the “Act”).

The cost of preparing, printing and mailing this Information Statement will be paid by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

This Information Statement informs shareholders that on July 9, 2021, the Board and Majority Shareholder, adopted and approved the Plan. As of the Record Date, there were 598,512,073 shares of common stock outstanding, and the Majority Shareholder beneficially owned 75% of the voting power of the Company by virtue of his ownership of all 75 shares of the Company’s Series A Super voting Preferred Stock, each share of which is authorized to vote the equivalent of 1% of all of the issued and outstanding votes of every class of the Company’s securities. Accordingly, the Written Consent executed by the Majority Shareholder pursuant to the Act and the Company’s charter documents is sufficient to approve the Plan and no further shareholder action is required to approve the Plan. No payment was made to any person or entity in consideration of execution of the Written Consent.

Accordingly, all necessary corporate approvals to effectuate the Plan have been obtained. We are not seeking approval from our remaining shareholders. This Information Statement is furnished solely for the purpose of informing our shareholders, in the manner required by the Exchange Act and the Act, of the approval of the Plan. Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Plan will not be effective until at least 20 days after the date this Information Statement is mailed to each of our shareholders. The Plan are expected to become effective on or after August 11, 2022.

The Plan approved by the Majority Shareholders by written consent are not corporate actions for which shareholders of a Wyoming corporation are entitled to a dissenter’s rights under the Act.

Our shareholders as of the Record Date are being furnished copies of this Information Statement. This Information Statement will be mailed or furnished to our shareholders on or about July 22, 2022.

QUESTIONS AND ANSWERS ABOUT

THIS INFORMATION STATEMENT AND THE TRANSACTIONS

Q. Why did I receive this Information Statement?

A. The Exchange Act and the Act require us to provide you with information regarding the Plan, even though your vote is neither required nor requested to approve the Plan.

Q. Why am I not being asked to vote on the Plan?

A. The Board unanimously adopted, approved and recommended the approval of the Plan and determined that the Plan is advisable and in the best interests of the Company and our shareholders. The Plan has also been approved by the written consent of the Majority Shareholders. Such approval is sufficient under the Act and no further approval by our shareholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What do I need to do now?

A. Nothing. This Information Statement is provided to you solely for your information and does not require or request you to do anything.

THE 2021 STOCK INCENTIVE PLAN

This section describes the material provisions of the Incentive Plan, but does not purport to describe all of the terms of the Incentive Plan. The following summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached as Appendix A hereto.

Purpose of the Plan. The purpose of the Incentive Plan is to provide a means through which the Company, and the other members of the Company Group, may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of common stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s shareholders. For purposes of the Incentive Plan, the term “Company Group” means the Company, its subsidiaries, if any, and any other affiliates of the Company designated as a member of the Company Group by the Board.

Number of Reserved Shares. Subject to a change in capital structure or a change in control, the aggregate number of shares which may be issued or transferred pursuant to awards under the Incentive Plan will be equal to 1,000,000,000 shares of common stock (the “Plan Share Reserve”), and from and after the Effective Date, no further grants will be made under any stock incentive Plan adopted by the Company prior to July 9, 2021. The “Effective Date” means the date that the Plan is approved by the shareholders of the Company. Each award granted under the Incentive Plan will reduce the Plan Share Reserve by the number of shares underlying the award.

Additional Limits.

Performance-Based Award Limitation.  Awards that are designed to comply with the performance-based exception from the tax deductibility limitation of Code Section 162(m) shall be subject to the following rules:

a)The number of shares of Common Stock that may be granted in the form of Options in a single fiscal year to a Participant may not exceed 10,000,000, as adjusted pursuant to Section 14.4.

b)The number of shares of Common Stock that may be granted in the form of SARs in a single fiscal year to a Participant may not exceed 10,000,000, as adjusted pursuant to Section 14.4.

c)The number of shares of Common Stock that may be granted in the form of Restricted Stock Awards in a single fiscal year to a Participant may not exceed 500,000,000, as adjusted pursuant to Section 14.4.

d)The number of Restricted Stock Units that may be granted in a single fiscal year to a Participant may not exceed 10,000,000, as adjusted pursuant to Section 14.4.

e)The number of shares of Common Stock that may be granted as Performance Award shares in a single fiscal year to a Participant may not exceed 50,000,000 as adjusted pursuant to Section 14.4.

f)The maximum amount that may be paid to a Participant for Performance Award units granted in a single fiscal year to the Participant may not exceed $5,000,000.

Board as Administrator. The Board will administer the Incentive Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Board under the Incentive Plan) it is intended that each member of the Board will, at the time such member takes any action with respect to an award under the Incentive Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act be a “non-employee director” within the meaning of Rule 16b-3. However, the fact that a Board member will fail to qualify as a “non-employee director” will not invalidate any award granted by the Board that is otherwise validly granted under the Incentive Plan.

Eligibility. Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time.  However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Stock Option. The grant of an Award at any time to any person shall not entitle that person to a grant of an Award at any future time.

International Participants. With respect to participants who reside or work outside of the U.S., the Board may, in its sole discretion, amend the terms of the Incentive Plan and create or amend sub-Plan or amend outstanding awards with respect to such participants in order to conform such terms with the requirements of local law, to obtain more favorable tax or other treatment for a participant or any member of the Company Group, or to facilitate administration of the Incentive Plan.

Options.

General. Each option granted under the Incentive Plan will be evidenced by an award agreement, which agreement need not be the same for each participant. Each option so granted will be subject to the conditions set forth in this section, and to such other conditions not inconsistent with the Incentive Plan as may be reflected in the applicable award agreement. All options granted under the Incentive Plan will be nonqualified stock options unless the applicable award agreement expressly states that the option is intended to be an incentive stock option. Incentive stock options will be granted only to Eligible Persons who are employees of a member of the Company Group, and no incentive stock option will be granted to any Eligible Person who is ineligible to receive an incentive stock option under the Code. No option will be treated as an incentive stock option unless the Incentive Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code, provided that any option intended to be an incentive stock option will not fail to be effective solely on account of a failure to obtain such approval, but rather such option will be treated as a nonqualified stock option unless and until such approval is obtained. In the case of an incentive stock option, the terms and conditions of such grant will be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an option intended to be an incentive stock option (or any portion thereof) will not qualify as an incentive stock option, then, to the extent of such nonqualification, such option or portion thereof will be regarded as a nonqualified stock option appropriately granted under the Incentive Plan.

Exercise Price. Except as otherwise provided by the Board in the case of substitute awards, the exercise price (“Exercise Price”) per share for each option will not be less than 100% of the Grant Date Fair Market Value of such share; provided, however, that in the case of an incentive stock option granted to an employee who, at the time of the grant of such option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group that also qualifies as a “subsidiary corporation” under Section 424(f) of the Code, the Exercise Price per share will not be less than 110% of the Grant Date Fair Market Value per share.

Vesting and Expiration. Options will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Board. Options will expire upon a date determined by the Board, not to exceed ten years from the date of grant (the “Option Period”); provided, that if the Option Period (other than in the case of an incentive stock option) would expire at a time when trading in the shares is prohibited by applicable laws, then the Option Period will be automatically extended until the thirtieth day following the expiration of such prohibition. Notwithstanding the foregoing, in no event will the Option Period exceed five years from the date of grant in the case of an incentive stock option granted to a participant who on the date of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any member of the Company Group that qualifies as a “subsidiary corporation” under Section 424(f) of the Code.

Method of Exercise and Form of Payment. No shares will be issued pursuant to any exercise of an option until payment in full of the Exercise Price therefore is received by the Company and the participant has paid to the Company (or one or more of its subsidiaries or affiliates, as applicable) an amount equal to any satisfy tax obligations relating to a Participant’s participation in the Plan, which are legally applicable to the Participant (“Tax-Related Items”). Options that have become exercisable may be exercised by delivery of a notice of exercise in such form and accordance with such procedures as the Board may specify from time to time accompanied by payment of the Exercise Price. The Exercise Price will be payable: (i) in cash, check, cash equivalent and/or shares valued at the Fair Market Value at the time the option is exercised (including, pursuant to procedures approved by the Board, by means of attestation of ownership of a sufficient number of shares in lieu of actual issuance of such shares to the Company); provided, that such shares are not subject to any pledge or other security interest and have been held by the participant for at least six months (or such other period as established from time to time by the Board in order to avoid adverse accounting treatment applying generally accepted accounting principles); or (ii) by such other method as the Board may permit, in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Board) a copy of irrevocable instructions to a stockbroker to sell the shares otherwise issuable upon the exercise of the option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares otherwise issuable in respect of an option that are needed to pay the Exercise Price. The permissible methods of payment of the Exercise Price with respect to a particular option grant may be specified in the applicable award agreement. Any fractional shares will be settled in cash.

Notification upon Disqualifying Disposition of an Incentive Stock Option. Each participant awarded an incentive stock option under the Incentive Plan will notify the Company in writing immediately after the date the participant makes a disqualifying disposition of any shares acquired pursuant to the exercise of such incentive stock option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such shares before the later of (i) the date that is two years after the date of grant of the incentive stock option, or (ii) the date that is one year after the date of exercise of the incentive stock option. We may, if determined by the Board and in accordance with procedures established by the Board, retain possession, as agent for the applicable participant, of any shares acquired pursuant to the exercise of an incentive stock option until the end of the period described in the preceding sentence, subject to complying with any instructions from such participant as to the sale of such shares.

No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any award agreement, no Person will be entitled to the privileges of ownership in respect of shares which are subject to awards hereunder until such shares have been issued or delivered to such Person.

Effective Date; Duration. The Incentive Plan will be effective as of the Effective Date. The expiration date of the Incentive Plan, on and after which date no awards may be granted hereunder, will be the tenth anniversary of the earlier of the date the Board adopts the Incentive Plan and the date the Company’s shareholders approve the Incentive Plan; provided, however, that such expiration will not affect awards then outstanding, and the terms and conditions of the Incentive Plan will continue to apply to such awards.

Stock Appreciation Rights.

General. Each SAR granted under the Incentive Plan will be evidenced by an award agreement, which agreement need not be the same for each participant. Each SAR so granted will be subject to the conditions set forth in this section, and to such other conditions not inconsistent with the Incentive Plan as may be reflected in the applicable award agreement.

SAR Base Price. Except as otherwise provided by the Board in the case of substitute awards, the SAR Base Price for each SAR will not be less than 100% of the Grant Date Fair Market Value of such share. The “SAR Base Price” means, as to any stock appreciation right, the price per share designated as the base value above which appreciation in value is measured.

Vesting and Expiration. SARs will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Board. SARs will expire upon a date determined by the Board, not to exceed ten years from the date of grant.

Time and Conditions of Exercise. A SAR will entitle the participant (or other person entitled to exercise the SAR pursuant to the Incentive Plan) to exercise all or a specified portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the excess of the aggregate Fair Market Value of the shares on the date the SAR is exercised over the SAR Base Price, less applicable Tax-Related Items, subject to any limitations the Board may impose. Payment of the amounts determined under this section will be in cash, in shares (based on the Fair Market Value of the shares as of the date the SAR is exercised) or a combination of both, as determined by the Board in the award agreement. Any fractional shares will be settled in cash. SARs that have become exercisable may be exercised by delivery of a notice of exercise to the Company (in such form as the Board may specify from time to time). Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no dividends or Dividend Equivalent Right will be paid, and no right to vote or receive dividends or Dividend Equivalent Rights or any other rights as a shareholder will exist with respect to the shares subject to a SAR, notwithstanding the exercise of the SAR.

Tandem SARs. A SAR may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option. A SAR granted in connection with an option will entitle the holder, upon exercise, to surrender the option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment of an amount computed as described in this section. The option will, to the extent and when surrendered, cease to be exercisable. A SAR granted in connection with an option hereunder will have a SAR Base Price equal to the Exercise Price of the option, will be exercisable at such time or times, and only to the extent, that the related option is exercisable, and will expire no later than the related option expires. If a related option is exercised in whole or in part, then the SAR related to the shares purchased terminates as of the date of such exercise.

Restricted Stock and Restricted Stock Units.

Restricted stock awards and restricted stock unit awards may be granted subject to such conditions and restrictions as may be established by the Commission and set forth in the applicable award agreement.

Rights as Stockholder. A participant generally will have the rights and privileges of a stockholder as to shares of restricted stock, including the right to vote such restricted stock. To the extent shares of restricted stock are forfeited, all rights of the participant to such shares and as a stockholder with respect thereto will terminate without further obligations on the part of the Company. A participant will have no rights or privileges as a stockholder as to restricted stock units.

Vesting. Restricted stock and restricted stock units will vest and any applicable restricted period will lapse in such manner and on such date or dates or upon such event or events as determined by the Board.

Other Equity-Based Awards.

The Board may grant other equity-based awards under the Incentive Plan, denominated in shares or based upon the value or otherwise related to the shares, to Eligible Persons, alone or in tandem with other awards, in such amounts and, dependent on such other conditions as the Board will from time to time in its sole discretion determine. Each such award will be evidenced by an award agreement and will be subject to such conditions not inconsistent with the Incentive Plan as may be reflected in the applicable award agreement.

New Plan Benefits

No awards have been granted, and no shares have been issued under the Incentive Plan. Future grants under the Incentive Plan will be made at the discretion of our Board of Directors and accordingly, are not yet determinable.

In addition, the value of the awards granted under the Incentive Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Incentive Plan.

Federal Income Tax Consequences. The following is a brief summary of the principal United States federal income tax consequences of participation in the Incentive Plan, based on current United States federal income tax law. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. Participants will be urged to consult their own advisors as to specific tax consequences.

Section 409A of the Code. Notwithstanding any provision of the Incentive Plan or award agreement to the contrary, it is intended that the provisions of the Incentive Plan comply with Section 409A of the Code, and all provisions of the Incentive Plan will be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such participant in connection with the Incentive Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group will have any obligation to indemnify or otherwise hold such participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Incentive Plan to “termination of employment” (and substantially similar phrases) will mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any award granted under the Incentive Plan is designated as separate a payment.

Notwithstanding anything in the Incentive Plan or award agreement to the contrary, if a participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable on the date of or a date or period that is by reference to the participant’s “separation from service” (as defined in Section 409A of the Code) will be made to such participant prior to the date that is six months after the date of such participant’s “separation from service” or, if earlier, the date of the participant’s death. Unless the award agreement provides otherwise, following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

Unless otherwise provided by the Board in an award agreement or otherwise, in the event that the timing of payments in respect of any award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration will be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration will be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. We are subject to the informational requirements of the Exchange Act and, in accordance therewith, we file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission. Reports and other information that we file can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to Bergio International, Inc., 12 Daniel Road E, Fairfield, New Jersey 07004.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for Information Statements with respect to two or more shareholders sharing the same address by delivering a single Information Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders, is environmentally friendly, and represents cost savings for companies.

For this Information Statement, the Company’s transfer agent or brokers may be householding this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the effected shareholders. Once you have received notice from your broker or the Company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request householding by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should direct your written request directly to:

BERGIO INTERNATIONAL, INC.,

Attn: Chief Executive Officer

12 Daniel Road E

Fairfield, New Jersey 07004

(973) 227-3230 Telephone

OTHER MATTERS

Only one Information Statement is being delivered to multiple shareholders sharing an address. If you are a shareholder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the documents was delivered.

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Plan. Your consent to the approval of the Plan is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s shareholders information required by the rules and regulations of the Exchange Act and the Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

BERGIO INTERNATIONAL, INC.,

Attn: Corporate Secretary,

12 Daniel Road E

Fairfield, NJ 07004

(973) 227-3230 Telephone

By Order of the Board of Directors,

/s/ Berge Abajian
Berge Abajian Chief Executive Officer & Chairman of the Board

Appendix A

Bergio International, Inc.

2021 Stock Incentive Plan

Establishment, Purpose and Types of Awards

Bergio International, Inc., a Wyoming corporation (the “Company”), hereby establishes the Bergio International, Inc. 2021 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons.

The Plan permits the granting of stock Options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), Stock Appreciation Rights, restricted or unrestricted Stock Awards, Restricted Stock Units, Performance Awards, other stock-based awards, or any combination of the foregoing.

Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” shall mean the committee or committees as may be appointed by the Board from time to time to administer the Plan, or if no such committee is appointed, the Board itself.

“Affiliate” shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships).  For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

“Award” shall mean any stock Option, Stock Appreciation Right, Stock Award, Restricted Stock Unit, Performance Award, or other stock-based award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean the occurrence of one or more of the change in ownership or control events set forth in Treasury Regulation Section 1.409A-3(i)(5).

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

“Common Stock” shall mean shares of common stock of the Company, par value  $0.00001 per share.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value”  So long as the Common Stock is registered under Section 12(b) or (g) of the Exchange Act, “Fair Market Value” shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the OTC Markets, New York Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the OTC Markets, New York Stock Exchange, or the Nasdaq National Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the OTC Markets, New York Stock Exchange, or the Nasdaq National Market or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator.  If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur.  In the event that the Common Stock is not registered under Section 12(b) or (g) of the Exchange Act, Fair Market Value shall mean, with respect to a share of the Company’s Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith; provided that for purpose of any Option or any Award that is deferred compensation subject to Code Section 409A, such value shall be determined reasonably in a manner that satisfies Code Section 409A.

“Grant Agreement” shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

“Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Code Section 422, or any successor provision, and that is designated by the Administrator as an Incentive Stock Option.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means the right to purchase a stated number of shares of Common Stock at a stated price for a stated period of time, granted pursuant to Section 7.

“Parent” shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code Section 424(f), or any successor thereto.

“Participant” shall mean an employee, officer, director or consultant of the Company, or of any Affiliate of the Company to whom an Award is granted pursuant to the Plan, or upon the death of the Participant, his or her successors, heirs, executors, and administrators, as the case may be.

“Performance Awards” shall mean an Award of a number of shares or units granted to a Participant pursuant to Section 11 that is paid out based on the achievement of stated performance criteria or Performance Goals during a stated period of time.

“Performance Goals” shall mean the objectives established by the Administrator in its sole discretion with respect to any performance-based Awards that relate to one or more business criteria within the meaning of Code Section 162(m). Performance Goals may include or be based upon, without limitation: sales; gross revenue; gross margins; internal rate of return; cost; ratio of debt to debt plus equity; profit before tax; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; cash flow; free cash flow; net operating profit; net income; net earnings; net sales or net sales growth; price of Common Stock; return on capital, net assets, equity, or shareholders’ equity; segment income; market share; productivity ratios; expense targets; working capital targets; or total return to shareholders.   Performance Goals may (a) be used to measure the performance of the Company as a whole or any Subsidiary, business unit or segment of the Company, (b) include or exclude (or be adjusted to include or exclude) extraordinary items, the impact of charges for restructurings, discontinued operations and other unusual and non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, management's discussion and analysis or other Securities and Exchange Commission filings, and/or (c) reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group, index, or other external measure, in each case as determined by the Administrator in its sole discretion.

“Restricted Stock Units” shall mean an Award granted to a Participant pursuant to Section 10, denominated in units, providing a Participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or Performance Goals or other conditions determined by the Administrator.

“Stock Appreciation Right” or “SAR” shall mean the right to receive an amount calculated as provided in a grant pursuant to Section 8.

“Stock Award” shall mean an Award of restricted or unrestricted Common Stock granted to a Participant pursuant to Section 9 and the other provisions of the Plan.

“Subsidiary” and “subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in Code Section 424(f), or any successor thereto.

“Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company).  Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

Administration

Administration of the Plan.  The Plan shall be administered by the Board or the Administrator.

Powers of the Administrator or Board.  The Administrator or Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator or Board shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:  (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator or Board shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 14.4 of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company (vii) establish objectives and conditions, including Performance Goals, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period, (viii) make adjustments in the Performance Goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles, and (ix) provide for forfeiture of outstanding Awards and recapture of realized gains and other realized value in such events as determined by the Administrator or Board, which include, but are not limited to, a breach of restrictive covenants or an intentional or negligent misstatement of financial records.

The Administrator or Board shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator or Board deems necessary or advisable.

Non-Uniform Determinations.  The Administrator’s or Board’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Limited Liability.  To the maximum extent permitted by law, no member of the Administrator or Board shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

Indemnification.  To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator or Board shall be indemnified by the Company in respect of all their activities under the Plan.

Effect of Administrator’s or Board’s Decision.  All actions taken and decisions and determinations made by the Administrator or Board on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s or Board’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

Shares Available for the Plan

Shares Available for Awards.  Subject to adjustments as provided in Section 14.4 of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 1,000,000,000 shares of Common Stock.  The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 14.4 of the Plan. The maximum number of shares of Common Stock under the Plan that may be issued as Incentive Stock Options shall 100,000,000 shares.  Shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury.  If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to Incentive Stock Options.  Shares under substitute awards pursuant to Section 14.4 for grants made under a plan of an acquired business entity shall not reduce the maximum number of shares that may be issued under the Plan.

Performance-Based Award Limitation.  Awards that are designed to comply with the performance-based exception from the tax deductibility limitation of Code Section 162(m) shall be subject to the following rules:

(a)The number of shares of Common Stock that may be granted in the form of Options in a single fiscal year to a Participant may not exceed 10,000,000, as adjusted pursuant to Section 14.4.

(b)The number of shares of Common Stock that may be granted in the form of SARs in a single fiscal year to a Participant may not exceed 10,000,000, as adjusted pursuant to Section 14.4.

(c)The number of shares of Common Stock that may be granted in the form of Restricted Stock Awards in a single fiscal year to a Participant may not exceed 500,000,000, as adjusted pursuant to Section 14.4.

(d)The number of Restricted Stock Units that may be granted in a single fiscal year to a Participant may not exceed 10,000,000, as adjusted pursuant to Section 14.4.

(e)The number of shares of Common Stock that may be granted as Performance Award shares in a single fiscal year to a Participant may not exceed 50,000,000 as adjusted pursuant to Section 14.4.

(f)The maximum amount that may be paid to a Participant for Performance Award units granted in a single fiscal year to the Participant may not exceed $5,000,000.

Participation

Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time.  However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Stock Option. The grant of an Award at any time to any person shall not entitle that person to a grant of an Award at any future time.

Awards

Awards that may be granted under the Plan consist of Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Awards and other stock-based awards.  The Administrator or Board, in its sole discretion, establishes the terms of all Awards granted under the Plan.  Awards may be granted individually or in tandem with other types of Awards.  All Awards are subject to the terms and conditions provided in the Grant Agreement.  If there is any inconsistency between the terms of the Plan and a Grant Agreement, the terms of the Plan shall control unless the Grant Agreement explicitly states that an exception to the Plan is being made.  By accepting an Award, a Participant agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Agreement.

Stock Options

Terms and Grant Agreement.  Subject to the terms of the Plan, Options may be granted to Participants at any time as determined by the Administrator. The Administrator or Board shall determine, and the Grant Agreement shall reflect, the following for each Option granted:

•the number of shares subject to each Option;

•duration of the Option (provided that no Option shall have an expiration date later than the 10th anniversary of the date of grant and no Incentive Stock Option that is granted to any Participant who is a Ten Percent Owner shall have an expiration date later than the fifth anniversary of the date of grant);

•vesting requirements that specify a vesting period;

•whether the Option is an Incentive Stock Option or a Nonqualified Stock Option; provided, however, no Option shall be an Incentive Stock Option unless so designated by the Administrator or Board at the time of grant or in the Grant Agreement evidencing such Option;

•the exercise price for each Option, which, except with respect to substitute awards complying with Code Section 424 and regulations thereunder, shall not be less than the Fair Market Value on the date of the grant (with respect to Incentive Stock Options, 110% of the Fair Market Value on the date of grant for any Participant who is a Ten Percent Owner);

•the permissible method(s) of payment of the exercise price;

•the rights of the Participant upon termination of employment or service as a director; and

•any other terms or conditions established by the Administrator or Board.

Exercise of Options.  Options shall be exercisable at such times and subject to such restrictions and conditions as the Administrator or Board, in its sole discretion, deems appropriate, which need not be the same for all Participants.

An Option shall be exercised by delivering written notice as specified in the Grant Agreement on the form of notice provided by the Company.  Options may be exercised in whole or in part. The exercise price of any Option shall be payable to the Company in full, in cash or in cash equivalent approved by the Adminstrator, by tendering (if permitted by the Adminstrator or Board) previously acquired Common having an aggregate Fair Market Value at the time of exercise equal to the total Option exercise price (provided that the tendered Common Stock must have been held by the Participant for any period required by the Adminstrator or Board), or by any other means that the Adminstrator or Board determines to be consistent with the Plan's purpose and applicable law. For a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of payment comply with Section 16 and the rules and regulations thereunder.  Any payment in shares of Common Stock, if permitted, shall be made by delivering the shares to the secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidence as the secretary shall require (or delivering a certification or attestation of ownership of such Common Stock, if permitted by the Adminstrator or Board).

Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive the shares and delivered to the Participant or other person as soon as practicable following the effective date on which the Option is exercised.

Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Code Section 422, or, without the consent of any affected Participant, to cause any Incentive Stock Option previously granted to fail to qualify for the federal income tax treatment afforded under Code Section 421. An Option shall be considered to be an Incentive Stock Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the “current limit.”  The current limit for any optionee for any calendar year shall be $10,000,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other incentive option previously granted to the optionee under all other plans of the Company and Affiliates.  Any Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonqualified Stock Option, otherwise identical in its terms to those of the Incentive Stock Option.  The current limit will be calculated according to the chronological order in which the Options were granted.

Reduction in Price or Reissuance.  In no event shall the Administrator or Board cancel any outstanding Option for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out an Option, unless such cash-out occurs in conjunction with a Change in Control.  Additionally, in no event shall the Administrator or Board, without first receiving shareholder approval, (a) cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Option.

Notification of Disqualifying Disposition.  If any Participant shall make any disposition of shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

Stock Appreciation Rights

Terms and Agreement.  Subject to the terms of the Plan, Stock Appreciation Rights may be granted to Participants at any time as determined by the Administrator or Board.  The grant price of the SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of Stock as determined on the date of the grant, except with respect to substitute awards complying with Code Section 424 and regulations thereunder.  The Administrator or Board shall determine, and the Grant Agreement shall reflect, the following for each SAR granted:

•the number of shares subject to each SAR;

•whether the SAR is a Related SAR or a Freestanding SAR (as defined below);

•the duration of the SAR (provided however, that no SAR shall have an expiration date later than the date after the 10th anniversary of the date of grant);

•vesting requirements;

•rights of the Participant upon termination of employment or service as a director; and

•any other terms or conditions established by the Administrator.

Related and Freestanding SARs.   A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option (a “Related SAR”), or may be granted unrelated to an Option (a “Freestanding SAR”).

Surrender of Option.  A Related SAR shall require the holder, upon exercise, to surrender the Option with respect to the number of shares as to which the SAR is exercised, in order to receive payment.  The Option will, to the extent surrendered, cease to be exercisable.

Reduction in Number of Shares Subject to Related SARs.  For Related SARs, the number of shares subject to the SAR shall not exceed the number of shares subject to the Option.  For example, if the SAR covers the same number of shares as the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the number of shares remaining under the Option.  If the Related SAR covers fewer shares than the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the extent necessary so that the number of remaining shares subject to the SAR is not more than the remaining shares under the Option.

Exercisability.  Subject to Section 8.7 and to any rules and restrictions imposed by the Administrator, a Related SAR will be exercisable at the time or times, and only to the extent, that the Option is exercisable and will not be transferable except to the extent that the Option is transferable.  A Freestanding SAR will be exercisable as determined by the Administrator or Board but in no event after 10 years from the date of grant.

Payment.  Upon the exercise of a Stock Appreciation Right, the holder will be entitled to receive payment of an amount determined by multiplying:

The excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant, by

The number of shares with respect to which the SAR is being exercised.

The Administrator or Board may limit the amount payable upon exercise of a Stock Appreciation Right.  Any limitation must be determined as of the date of grant and noted on the Grant Agreement evidencing the grant.

Payment may be made in cash, Common Stock, or a combination of cash and Common Stock, in the Administrator’s or Board’s sole discretion.  No fractional shares shall be used for such payment and the Administrator or Boad shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

Reduction in Price or Reissuance.  In no event shall the Administrator or Board cancel any outstanding Stock Appreciation Right for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out a Stock Appreciation Right, unless such cash-out occurs in conjunction with a change in control.  Additionally, in no event shall the Administrator or Board, without first receiving shareholder approval, (a) cancel any outstanding Stock Appreciation Right for the purpose of reissuing the Stock Appreciation Right to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Stock Appreciation Right.

Additional Terms.  The Administrator or Board may impose additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders the benefits of Rule 16b-3, or any successor provision, or as it may otherwise deem advisable.

Stock Awards

Terms and Agreement.  Subject to the terms of the Plan, shares of restricted or unrestricted Common Stock may be granted to Participants at any time as determined by the Administrator or Board.  The Administrator or Board shall determine, and the Grant Agreement shall reflect, the following for the Stock Awards granted:

•the number of shares of granted;

•the purchase price, if any, to be paid by the Participant for each share of Common Stock;

•the restriction period established, if any;

•any requirements with respect to elections under Code Section 83(b);

•rights of the Participant upon termination of employment or service as a director; and

•any other terms or conditions established by the Administrator or Board.

Restriction Period.  At the time of the grant of the Stock Award, the Administrator or Board may establish a restriction period for the shares granted, which may be time-based, based on the achievement of specified Performance Goals, a combination of time- and Performance Goal-based, or based on any other criteria the Administrator or Board deems appropriate.  The Administrator or Board may divide the shares into classes and assign a different restriction period for each class.  The Administrator or Board may impose additional conditions or restrictions upon the vesting of the Stock Award as it deems fit in its sole discretion.  If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a share of restricted Common Stock, the share shall vest and the restrictions shall lapse.  To the extent required to ensure that a Performance Goal-based

Award of the Stock Award to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall vest only upon the Administrator’s or Board’s determination that the Performance Goals applicable to the Award have been attained.

Restrictions on Transfer Prior to Vesting.  Prior to the vesting of a restricted Stock Award, the Participant may not sell, assign, pledge, hypothecate, transfer, or otherwise encumber the Stock Award.  Upon any attempt to transfer rights in a share of restricted Common Stock, the share and all related rights shall immediately be forfeited by the Participant.  Upon the vesting of a restricted Stock Award, the transfer restrictions of this section shall lapse with respect to that share.

Rights as a Shareholder.  Except for the restrictions set forth here and unless otherwise determined by the Administrator or Board, the Participant shall have all the rights of a shareholder with respect to shares of a Stock Award, including but not limited to the right to vote and the right to receive dividends, provided that the Administrator or Board, in its sole discretion, may require that any dividends paid on shares of a restricted Stock Award be held in escrow until all restrictions on the shares have lapsed.

Section 83(b) Election.  The Administrator or Board may provide in the Grant Agreement that the Award is conditioned upon the Participant making or not making an election under Code Section 83(b).  If the Participant makes an election pursuant to Code Section 83(b), the Participant shall be required to file a copy of the election with the Company within ten (10) calendar days.

Restricted Stock Units

Terms and Agreement.  Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants at any time as determined by the Administrator or Board.  The Administrator or Board shall determine, and the Grant Agreement shall reflect, the following for the Restricted Stock Units granted:

•the number of Restricted Stock Units awarded;

•the purchase price, if any, to be paid by the Participant for each Restricted Stock Unit;

•the restriction period established, if any;

•whether dividend equivalents will be credited with respect to Restricted Stock Units, and, if so, any accrual, forfeiture or payout restrictions on the dividend equivalents;

•rights of the Participant upon termination of employment or service as a director; and

•any other terms or conditions established by the Administrator or Board.

To the extent a Restricted Stock Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Administrator or Boad shall establish Grant Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

Restriction Period.  At the time of the grant of Restricted Stock Units, the Administrator or Board may establish a restriction period, which may be time-based, based on the achievement of specified Performance Goals, a combination of time and Performance Goal-based, or based on any other criteria the Administrator or Board deems appropriate.  The Administrator or Board may divide the awarded Restricted Stock Units into classes and assign a different restriction period for each class.  The Administrator or Board may impose any additional conditions or restrictions upon the vesting of the Restricted Stock Units as it deems fit in its sole discretion.  If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a Restricted Stock Unit, the Unit shall vest.  To the extent required to ensure that a Performance Goal-based Award of Restricted Stock Units to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall become vested only upon the Administrator’s or Board’s determination that the Performance Goals applicable to the Award, if any, have been attained.

Payment.  Upon vesting of a Restricted Stock Unit, the Participant shall be entitled to receive payment of an amount equal to the Fair Market Value of one share of Stock.  Payment may be made in cash, Stock, or a combination of cash and Stock, in the Administrator’s or Board’s sole discretion.

Performance Awards

Terms and Agreement.  Subject to the terms of the Plan, Performance Awards may be granted to Participants at any time as determined by the Administrator or Board.  The Administrator or Board shall determine, and the Grant Agreement shall reflect, the following for the Performance Awards granted:

•the number of shares or units awarded;

•the performance period and performance criteria or Performance Goals applicable to the Award;

•whether dividend equivalents will be credited with respect to Performance Awards, and if so, any accrual, forfeiture, or payout restrictions on the dividend equivalents;

•the rights of the Participant upon termination of employment or service as a director (which may be different based on the reason for termination); and

•any other terms or conditions established by the Administrator or Board.

To the extent an Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Administrator or Board shall establish Grant Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

Payment.  After the applicable performance period has ended, the Administrator or Board will review the performance criteria and/or Performance Goals and determine the amount payable with respect to the Award, based upon the extent to which the performance criteria and/or Performance Goals have been attained within the performance period and any other applicable terms and conditions.  Payment of an earned Performance Award may be made in cash, Common Stock, or a combination of cash and Common Stock, as determined by the Administrator or Board in its sole discretion.

Other Stock-Based Awards

The Administrator or Board may from time to time grant other stock-based awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.  Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator or Board.

Change in Control Provisions

Except as otherwise provided in any written agreement between the Participant and the Company or its Affiliate in effect when a Change in Control occurs, in the event an acquiring company does not assume Plan Awards:

•all outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable;

•for Performance Awards, to the extent consistent with Section 162(m), all Performance Goals or performance criteria shall be deemed achieved at target levels and all other terms and conditions met, with Award payout prorated for the portion of the performance period completed as of the Change in Control and payment to occur within 45 days of the Change in Control;

•all restrictions and conditional applicable to any restricted Stock Award shall lapse;

•all restrictions and conditions applicable to any Restricted Stock Units shall lapse and payment shall be made within 45 days of the Change in Control;

•all other Awards shall be delivered or paid within 45 days of the Change in Control.

Miscellaneous

Withholding of Taxes.  Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator or Board for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability.  The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award.  In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

Transferability.  Except as otherwise provided in this Section, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. However, the Award of a Nonstatutory Option or Restricted Stock may be transferred by the Participant through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees (each a “Permitted Transferee”):

(a)any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);

(b)a trust in which family members have more than 50% of the beneficial interest;

(c)a foundation in which family members (or the Participant) control the management of assets; and

(d)any other entity in which family members (or the Participant) own more than 50% of the voting interests,

provided, that (x) any such transfer is without payment of any value whatsoever; and (y) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section.  Following transfer, any such Awards and any securities issued pursuant thereto shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer (including  but not limited to risks of forfeiture), provided that the term of the Plan and the Grant Agreement shall continue to be applied with respect to the original Participant, and any Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Grant Agreement. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Administrator or Board has been furnished with (a) written notice and a copy of the will and/or such evidence as the Administrator or Board may deem necessary to establish the validity of the transfer, and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that would have applied to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.  Unless otherwise determined by the Administrator or Board in accord with the provisions of the first sentence of this subsection, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

Adjustments; Business Combinations.  In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator or Board shall, in its discretion and without the consent of holders of Awards, make appropriate adjustments to (i) the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan, and (ii) the number, kind and price of shares covered by outstanding Awards.  In the event of any such changes in the Common Stock, the Administrator or Board shall, in its discretion and without the consent of holders of Awards, make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to

Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Company or of any other entity.

The Administrator or Board is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator or Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Substitution of Awards in Mergers and Acquisitions.  Awards may be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity.  The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator or Board deems appropriate at the time of grant to conform without dilution or enlargement of benefits the substitute Awards to the provisions of the awards for which they are substituted.

Stock Restriction Agreement and Voting Trust. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator or Board may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a stock  restriction agreement of the Company and/or a voting trust agreement in such form(s) as the Administrator or Board may determine from time to time.

Termination, Amendment and Modification of the Plan.  The Administrator or Board may terminate, amend or modify the Plan or any portion thereof at any time.  Notwithstanding the foregoing, no amendment shall be made without shareholder approval if approval is required under applicable law or the rules of any stock exchange on which the Company is listed.

Non-Guarantee of Employment or Service.  Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

Compliance with Securities Laws; Listing and Registration.  If at any time the Administrator or Board determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator or Board determines that such delivery is lawful.  The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal or state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal and state securities laws.  The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws.

No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person.  To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

Section 409A.  Unless the Adminstrator or Board expressly determines otherwise, Awards (and any amendmenst thereto) are intended to be exempt from Code Section 409A as stock rights or short-term deferrals and, accordingly, the terms of any Awards shall be construed and administered to preserve such exemption (including with respect to the time of payment following a lapse of restrictions applicable to an Award). To the extent that

Section 409A applies to a particular Award granted under the Plan (notwithstanding the preceding sentence), then the terms of the Award shall be construed and administered to permit the Award to comply with Section 409A, including, if necessary, by delaying the payment of any Award payable upon separation from service to a Participant who is a “specified employee” (as defined in Code Section 409A and determined consistently for all of the Company’s arrangements that are subject to Code Section 409A), for a period of six months and one day after such Participant’s separation from service, and by construing any reference to “termination of employment” or the like to be a “separation from service” within the meaning of Code Section 409A.   In the event any person is subject to income inclusion, additional interest or taxes, or any other adverse consequences under Code Section 409A, then neither the Company, the Administrator, the Board nor its or their employees, designees, agents or contractors shall be liable to any Participant or other persons in connection with such adverse consequences under Code Section 409A.

No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan.  The Administrator or Board shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional shares or whether fractional shares or any rights to fractional shares shall be forfeited or otherwise eliminated.

Beneficiary.  A Participant may file with the Administrator or Board a written designation of a beneficiary on the form prescribed by the Administrator or Board and may, from time to time, amend or revoke the designation.  If no designated beneficiary survives the Participant, the Participant’s spouse, if any, shall be deemed to be the Participant’s beneficiary.  If the Participant does not have a spouse, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 162(m).  The Plan is designed and intended, and all provisions shall be construed in a manner, to comply, to the extent applicable, with Code Section 162(m) and the regulations thereunder.  To the extent permitted by Code Section 162(m), the Administrator or Board shall have sole discretion to reduce or eliminate  payment of the amount of any Award which might otherwise become payable upon attainment of a Performance Goal.

Form of Communication.  Any election, application, claim, notice, or other communication required or permitted to be made by a Participant to the Administrator or Board or the Company shall be made in writing and in such form as the Company may prescribe.  Any communication shall be effective upon receipt by Berge Abajian, President, at berge@bergio.com.

Severability.  If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected.

Governing Law.  The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator or Board relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Wyoming without regard to its conflict of laws principles.

Effective Date; Termination Date.  The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date.  No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan.  Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: July 9, 2021

Date Approved by the Stockholders: July 9, 2021